Exhibit 99.1

WHITNEY
BANKS
WHITNEY
BANKS

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Whitney Holding Corporation

KBW Regional Bank Conference
February 28, 2008
John C. Hope III, President & COO
Thomas L. Callicutt, Jr., EVP and CFO
Lewis P. Rogers, EVP Credit Administration

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Forward-Looking Statements
 This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies. Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in the forward-
 looking statements are available in Whitney’s filings with the Securities and
 Exchange Commission. Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

Thomas L. Callicutt, Jr.
Chief Financial Officer

WHITNEY
BANKS
WHITNEY
BANKS

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

A Growing, Diversified Company
125-year old name started in New Orleans
Weathered many types of storms
Corporate philosophy:
 Soundness
 Profitability
 Growth
 In that order of priority
Over 150 locations across 5 states
Focus on Relationship Banking
 “It Takes a Whitney Banker”

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

2007 Earnings Summary
• Net income $151 million
• Earnings per share (diluted) $2.23
• Merger with Signature Financial
 Holdings in St. Petersburg, FL
 completed March 2, 2007
• Results include a $31.3 million, or
 $.29 per diluted share, gain from
 the settlement on insurance claims
 arising from 2005 hurricanes
• $17.0 million provision for
 credit losses
• 1.9 million shares repurchased
 in 4Q07
	2007	2006
(Period-end)
Total Assets	$11.0B	$10.2B
Total Loans	$7.6B	$7.0B
Total Deposits	$8.6B	$8.4B

Net Income	$151MM	$145MM
E.P.S. (diluted)	$2.23	$2.20

Loan & Deposit Mix by Product
(NIM 4Q07 4.75%; YTD 4.89%)
Individuals 5%
Retail Mortgage 12%
Commercial, financial & agricultural 38%
Commercial Real Estate 45%
CDs>$100K 20%
DDA 32%
Other 10%
Savings 11%
MMDA 15%
Now 12%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

* NIM remains at the top of the peer group
* Loan portfolio - 53% variable rate (28% tied to Libor; 25% tied to Prime)
* Shift in funding mix from DDA to higher cost deposits
* Active management of loan and deposit pricing
* Liquidity in the deposit base
* Moderately asset-sensitive
 +100bp instantaneous change in rates ->5.2% increase in annual net interest income**
  -100bp instantaneous change in rates -> 5.6% decrease in annual net interest income**
Net Interest Margin - Asset Sensitive
4Q07 Average Balances
** Change from base case simulation
** Change from base case simulation

Check Card
Credit Card
Two cards.
One points total.
Faster rewards.
FOUR REASONS WHY IT'S SMART TO BANK AT THE WHITNEY:
WHITNEY

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Emphasis On Fee-Based Business Growth
• Fees up 12.5% from 2006 (excludes insurance gain)
 – Improvement noted in all recurring revenue sources
• Service Charges on Deposits is the largest component
 of fee income
 – Deposit service charges up 9% from a year earlier
• Bank card fees increased 10% from a year ago
• Expanded presence in fee-based businesses
 – Trust service fees up 15% from 2006
 – Positioned relationship officers to attract and service
 trust and wealth management customers across all
 markets
• Strategic initiatives emphasize growth in
 noninterest income and diversification of
 revenue sources

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

• Total noninterest expense up 3% from 2006
 – Includes impact from Signature merger
• Expenses currently reflect a more normal level of activity
• Efficiency ratio at 62% (normalized for insurance gain)
• Current level of expenses is being addressed
 – Total noninterest expense in 4Q07 decreased 2% from a year earlier and 3%
 from 3Q07
• Recent cost control programs that are part of an ongoing strategic review process are reflected in these results and are expected to benefit expense levels in 2008
Strategic Review Includes Cost Control Programs

- Company remains strongly capitalized
- Recurring financial analysis will be conducted to determine the optimal capital structure
- Current uses of capital:
  - Organic growth
  - Acquisitions
  - Stock buyback
  - Dividend
    - Dividend payout ratio 52%

      (of YTD 2007 diluted earnings per share)
    - Dividend yield 4.6%

      (based on Whitney's February 21, 2008 closing price)

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

Sound Capital Levels
12/31/07
Equity to Assets	11.51%
Tangible Equity to Assets	8.24%
Tier I Leverage	8.79%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

New Orleans Update
• Tourism, conventions, festivals and sporting events
 back on track in 2008
 – Sugar Bowl
 – BCS Championship
 – Mardi Gras
 – NBA All-Star Game
 – PGA Tour
 – French Quarter Festival
 – Jazz Festival
• Road Home program continuing to pay benefits

Lewis P. Rogers
Credit Administration

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Commercial and Business Banking Focus
• Commercial portfolio 83%
• Consumer portfolio 17%
• No Indirect portfolio
• No meaningful exposure to subprime home mortgage loans
• Minimal Credit Card portfolio
• Commercial customers diversified by industry
 – Oil & gas approximately 10%
• Real Estate portfolio diversified by geography

Tampa Bay Metro
11%
FL Panhandle
7%
Houston
15%
Alabama
10%
Western LA
18%
Mississippi
2%
Greater New Orleans
37%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Diversified By Geography
Total Loans $7.6 billion
 – 37% serviced in metro New Orleans
 – 15% serviced in Houston
 – 18% serviced in Florida
 • 7% serviced from the panhandle
 • 11% serviced from the Tampa Bay metro area
 – Loan growth supported by economic and market
 conditions in Texas, Alabama and Louisiana
 markets outside the metro New Orleans area
 • 8% increase in total loan growth from a year
 earlier
 – 3% associated with the Signature merger
 – 20% growth in Houston
 – 14% growth in southwestern LA
 – Decrease of approximately $100 million in loans
 serviced from Florida since 12/31/06(excludes merger)
At 12/31/07
At 12/31/07
Loan Mix by Geography
* Loans serviced

A Strong Monitoring Process Is Key
One of our core strengths is understanding and
 managing credit risk
 – Seasoned, well understood credit culture
 – Consistent application and monitoring of standards
 throughout the Company
 – Lending officers are responsible for ongoing
 monitoring and assignment of risk ratings to
 individual loans based on established guidelines
 – An independent credit review function assesses the
 accuracy of officer ratings, timeliness of rating
 changes, performs concurrent reviews

Dec-01	Dec-02	Dec-03	Dec-04	Dec-05	Mar-06	Jun-06	Sep-06	Dec-06	Mar-07	Jun-07	Sep-07	Dec-07
Special Mention	153	59	71	72	120	99	83	75	61	81	53	67	91
Substandard	134	113	108	86	139	144	147	137	157	155	162	182	202
Doubtful	11	22	9	15	21	19	9	9	8	6	4	9	11

It takes a Whitney Banker.
WHITNEY® HOLDING CORPORATION

In millions
Loans Internally Classified as Having Above Normal Credit Risks
- 40% residential development, investment and other residential purpose loans
 (Produced most of the overall net increase during the year)
- 30% nonresidential RE loans
 (Underlying collateral fairly evenly divided between income-producing and owner-occupied properties)
- 25% C&I loans
 (No significant concentrations related to industries or markets)
NPAs are included in total criticized portfolio
NPAs are included in total criticized portfolio
As of 12/31/07
As of 12/31/07

0.48
0.45
0.55
0.77
0.95
0.62
0.46
1.03
0.81
0.76
0.81
1.22
1.64
1998
1999
2000
2001
2002
2003
2004
2005
2006
1Q07
2Q07
3Q07
4Q07

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Prompt Identification Of Risk
• 4Q07 increase:
 – Predominantly from residential-related loans mainly in
 Florida and Alabama
 – Over half of these loans had been included in criticized loans in earlier periods

0.38
0.39
0.43
0.56
0.58
0.47
0.32
0.35
0.25
0.24
0.25
0.35
0.43
.16
.06
.04
.21
.28
.07
.19
.08
.29
.13
.13
.21
1998
1999
2000
2001
2002
2003
2004
2005
2006
1Q07
2Q07
3Q07
4Q07
Whitney
Peer Group

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Historical Trend: Net Charge-Offs At or Below Peers
Percent Net Charge-offs to Average Loans

Allowance For Loan Losses
• Methodology for determining the allowance is a
 consistent process
 – Important factors are re-evaluated quarterly to respond to changing conditions
• Allowance encompasses three elements
 – Allowances established for losses on criticized loans
 – Allowances based on historical loss experience
 • Loans with acceptable credit quality
 • Groups of homogenous loans not individually rated
 – Allowances based on general economic conditions
• Allowance is built each quarter from the bottom up in
 determining loan loss provision

1.24%
1.21%
1.33%
1.59%
1.48%
1.22%
0.97%
1.37%
1.08%
1.06%
1.02%
1.10%
1.16%
1998
1999
2000
2001
2002
2003
2004
2005
2006
1Q07
2Q07
3Q07
4Q07

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Allowance for Loan Losses

Strong Credit Culture
• Multiple controls within our credit culture
• Weekly loan committee process
• No individual lending authority over $2MM
 (relationship)
• Prompt identification of problem loans
• Thorough work-out process
• Healthy level of recoveries

John C. Hope III
President & Chief Operating Officer

Whitney
A GREAT BANK

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Whitney Is A Very Good, Very Strong Bank
• Strong credit culture
• Strong NIM
• Strong balance sheet and solid capital position
• Operational resiliency
• Geographic diversification

Currently Faced With Challenging Environment
▪ The net interest margin is already the top in its peer group in the midst of an unfavorable rate environment
▪ Balance sheet growth is slow due to the current business cycle
▪ Lower credit costs are no longer a contributor to earnings
▪ Fee-based businesses are not mature enough to drive earnings today
▪ Resource constraints force us to make choices about
 technology and branch infrastructure
▪ Efficiency ratio is too high for a commercial, net interest margin-dependent bank
▪ Katrina and industry issues have impacted the company

WHITNEY

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Focus & Discipline: A Key To Continued Success
• Balance sheet management
 – Less vulnerable to changes in interest rates
• Capital management
• Credit remains a core strength
• Reduction of expenses
• Focus on segmentation
 – Commercial & Business Banking
• Branch rationalization and realignment
 – Branch closings and openings
• Focus on growing fee income
• Continued geographic diversification

It takes a Whitney Banker.

WHITNEY®
HOLDING CORPORATION

Revenue Generation
• Trust & Wealth Management
• Mortgage Banking
• Treasury Management
• Card Services
• Acquisitions have added to
 existing business or provided new
 lines of business

Nashville
Memphis
Huntsville
Birmingham
Atlanta
Montgomery
Jackson
Dallas/Fort Worth
Shreveport
Mobile
Northshore
Baton Rouge
Jacksonville
Austin
Pensacola
Tallahassee
Lake Charles
Houston
New Orleans
Tampa
Orlando
St. Petersburg
Sarasota

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Acquisitions Are Important To Our Growth
• Since 1994
 successfully
 merged 20 banks
 – Assets: $3.7B
 – Loans: $2.3B
 – Deposits: $3.4B
 – States: 5
 – Branches: 114
 – FTE: 1,450
• Following the flow
 of commerce
• Expand our footprint
 even wider
• Take advantage of
 any opportunity
Represent possible future Whitney expansion
Represent possible future Whitney expansion

Whitney’s Mission Will Not Change
 Our mission is to deliver extraordinary value and
 service, along with superior results, to our customers
 and shareholders while providing leadership to our
 local communities and outstanding career opportunities
 to our valued employees.

 We do this within the framework of our three guiding
 principles: soundness, profitability and growth, in that
 order of priority.

Whitney’s Guiding Principles Will Not Change
• Soundness- This ensures our continuity and
 promotes the trust of our customers, shareholders and
 communities.
• Profitability - We focus on profitability, since it is not only a gauge of our success, but ensures that we will
 have the capital we need to continue to evolve and
 improve in the future.
• Growth - Growth will result when we exercise
 leadership and diligently apply sound, profitable
 strategies to our local market opportunities.

WHITNEY BANKS
WHITNEY BANKS
TIMES LIKE THESE
CALL FOR A BANK
LIKE THE WHITNEY.
WHITNEY HOLDING CORPORATION

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

Focused On A Long-Term Strategy
• Only a FEW banks have the
 ability to transform
 themselves
 – Focus
 – Execution
 – Will
• Working towards
 maintaining a level of
 consistent, quality earnings
 over time
• Difficulties and challenges
 will need to be overcome
• We have a good start and a
 great group of bankers

It takes a Whitney Banker.

WHITNEY
NATIONAL
BANK

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

• Service
• Knowledge
• Relationship-focus
• Friendly
• Community-conscious

Whitney Holding Corporation

KBW Regional Bank Conference
February 28, 2008
John C. Hope III, President & COO
Thomas L. Callicutt, Jr., EVP and CFO
Lewis P. Rogers, EVP Credit Administration